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                                                                   EXHIBIT 10.37

                                 PROMISSORY NOTE
                                ---------------

$1,000,000.00

                                                     Mechanicsburg, Pennsylvania
                                                     January 16, 1998

     The undersigned ("Borrower") promises to pay to ROCCO A. ORTENZIO, an individual ("Lender"), the principal sum of One Million Dollars ($1,000,000), together with interest on the unpaid balance thereof calculated at the rate of ten percent (10%) per annum. Interest will be computed according to the Banker's Rule, i.e., (actual number of days) x (rate of interest) x (principal)/360. Payments of interest shall be made monthly beginning on February 16, 1998 and on the 16th day of each month thereafter, until July 16, 1998, at which time all unpaid principal and accrued interest shall be due and payable. Borrower may prepay this Note or any portion hereof at any time and from time to time without penalty. Any such prepayment shall be applied first to accrued and unpaid interest and then to the principal balance hereof.

     Both principal and interest are payable in lawful money of the United States of America at Lender's office at 4718 Old Gettysburg Road, Mechanicsburg, Pennsylvania 77055 in funds immediately available to Lender.

     This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     Lender may not assign this Note.

     IN WITNESS WHEREOF, Borrower has executed this Note, under seal, the day and year first above written.

                           SELECT MEDICAL CORPORATION
                           a Delaware corporation

                           By: /s/ Scott A. Romberger
                               -------------------------------
                               Scott A. Romberger
                               Vice President, Chief Financial Officer
                               and Treasurer